                                                                  Exhibit 24.1


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Gary W. Preston
                                         ---------------------------------------
                                         Gary W. Preston

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Drayton McLane, Jr.
                                         ---------------------------------------
                                         Drayton McLane, Jr.

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Brian Hotarek
                                         ---------------------------------------
                                         Brian Hotarek

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ William Grize
                                         ---------------------------------------
                                         William Grize

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Trygve E. Myhren
                                         ---------------------------------------
                                         Trygve E. Myhren

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Maarten Dorhout Mees
                                         ---------------------------------------
                                         Maarten Dorhout Mees

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Mark Van Stekelenburg
                                         ---------------------------------------
                                         Mark Van Stekelenburg

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Andrew B. Parkinson
                                         ---------------------------------------
                                         Andrew B. Parkinson

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Marc Smith
                                         ---------------------------------------
                                         Marc Smith

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Marc van Gelder
                                         ---------------------------------------
                                         Marc van Gelder

                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Andrew B. Parkinson and Earl Rachowicz, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities,
(i) to sign a registration statement on Form S-8 relating to the registration by Peapod, Inc. (the "Company") of shares of Common Stock and associated Preferred Stock Purchase Rights in connection with the Company's Year 2000 Long Term Incentive Plan, Employee Incentive Plan (2000) and CEO Plan (2000), and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC"); (ii) to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such annual report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC; and (iii) to sign a proxy statement on Schedule 14A relating to the 2001 Annual Meeting of the stockholders of the Company and any and all amendments to such proxy statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name this 13th day of February, 2001.



                                         /s/ Ronald van Solt
                                         ---------------------------------------
                                         Ronald van Solt